UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2006

CARVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 2.01 AND 2.03 THROUGH 7. NOT APPLICABLE.

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2006, Carver Bancorp, Inc. issued a press release reporting financial results for the third quarter of the fiscal year ending March 31, 2006. The full text of the press release is included in this Form 8-K as Exhibit 99.1.

Item 8.01.	OTHER EVENTS.

On February 9, 2006, the Company announced that, on February 7, 2006, the Company’s Board of Directors declared an $0.08 per share dividend for the quarter ended December 31, 2005. The dividend will be payable on March 7, 2006, to holders of record at the close of business on February 21, 2006.

The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (c) Not applicable.

(d)	Exhibits
The following Exhibits are filed as part of this report.

Exhibit 99.1     Press release dated February 9, 2006, which, among other things, highlights the Company’s financial results and dividend declaration for the quarter ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.
By: /s/ Deborah C. Wright Deborah C. Wright President & CEO

Dated: February 14, 2006

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated February 9, 2006, which, among other things, highlights the Company’s financial results and dividend declaration for the quarter ended December 31, 2005.